Exhibit 21

Subsidiaries of Cinergy Corp., CG&E, and PSI

As of January 31, 2002, the following is a listing of the subsidiaries of each registrant in which Cinergy Corp. has a greater than 10% ownership interest in and their state or country of incorporation or organization indented to show degree of remoteness from registrant.

Name of Company	State or Country of Organization or Incorporation
(Indentation indicates subsidiary relationship)

Cinergy Corp.(1)	Delaware

Cinergy Services, Inc.	Delaware

The Cincinnati Gas & Electric Company(1)	Ohio
Cinergy Power Investments, Inc.	Ohio
CPI Allowance Management, LLC	Delaware
CPI Investments, LLC	Delaware
The Union Light, Heat and Power Company(1)	Kentucky
Tri-State Improvement Company	Ohio
Lawrenceburg Gas Company	Indiana
Miami Power Corporation	Indiana
KO Transmission Company	Kentucky

PSI Energy, Inc.(1)	Indiana
South Construction Company, Inc.	Indiana

Cinergy Investments, Inc.	Delaware
Cinergy-Cadence, Inc.	Indiana
Cadence Network, Inc.	Delaware
Cinergy Capital & Trading, Inc.	Indiana
Brownsville Power I, LLC	Delaware
Caledonia Power I, LLC	Delaware
CinCap - Chippewa, LLC	Delaware
CinCap - Martinsville, LLC	Delaware
CinCap - Oraville, LLC	Delaware
CinCap VIII, LLC	Delaware
CinCap VII, LLC	Delaware
CinCap Madison, LLC	Delaware
CinCap IX, LLC	Delaware
CinCap X, LLC	Delaware
CinPower I, LLC	Delaware
Cinergy Canada, Inc.	Canada
Cinergy Limited Holdings, LLC	Delaware
Cinergy General Holdings, LLC	Delaware
Cinergy Marketing & Trading, LP	Delaware
Ohio River Valley Propane, LLC	Delaware
Cinergy Retail Power Limited, Inc.	Delaware
Cinergy Retail Power General, Inc.	Texas
Cinergy Retail Power, L.P.	Delaware
CinFuel Resources, Inc.	Delaware
LH1, LLC	Delaware
Oak Mountain Products, LLC	Delaware
Cinergy Transportation, LLC	Delaware
SYNCAP II, LLC	Delaware

(1) Companies indicated are registrants with the Securities and Exchange Commission.

Cinergy Telecommunications Holding Company, Inc.	Delaware
Q-Comm Corporation	Nevada
QCC, Inc.	Nevada
Cinergy Communications Company	Kentucky
Kentucky Data Link, Inc.	Kentucky
Cinergy Telecommunication Networks – Indiana, Inc.	Indiana
Cinergy Telecommunication Networks – Kentucky, Inc.	Kentucky
Cinergy Telecommunication Networks – Ohio, Inc.	Ohio
Indianapolis Data Link, Inc.	Indiana
Lexington Data Link, Inc.	Kentucky
Louisville Data Link, Inc.	Kentucky
Cincinnati Data Link, Inc.	Ohio
Chattanooga Data Link, Inc.	Tennessee
Knoxville Data Link, Inc.	Tennessee
Memphis Data Link, Inc.	Tennessee
Nashville Data Link, Inc.	Tennessee
Lattice Communications, LLC	Delaware
LB Tower Company, LLC	Delaware
Cinergy Engineering, Inc.	Ohio
Cinergy-Centrus, Inc.	Delaware
Cinergy-Centrus Communications, Inc.	Delaware
Cinergy Solutions Holding Company, Inc.	Delaware
1388368 Ontario Inc.	Canada
3036243 Nova Scotia Company	Canada
Cinergy Solutions Limited Partnership	Canada
Vestar, Inc.	Delaware
Vestar Limited	Canada
Keen Rose Technology Group Limited	Canada
Optimira Controls, Inc.	Canada
Cinergy EPCOM, LLC	Delaware
Cinergy EPCOM College Park, LLC	Delaware
Cinergy Solutions, Inc.	Delaware
BSPE Holdings, LLC	Delaware
BSPE Limited, LLC	Delaware
BSPE General, LLC	Texas
BSPE, L.P.	Delaware
Cinergy Energy Solutions, Inc.	Delaware
U.S. Energy Biogas Corporation	Delaware
Biogas Financial Corporation	Connecticut
Biomass Energy Partners I, LP	Connecticut
ZFC Energy, Inc.	Delaware
Barre Landfill Gas Associates L.P.	Delaware
Biomass Energy Partners III, L.P.	Delaware
Power Generation (Suffolk), Inc.	Delaware
Suffolk Energy Partners, L.P.	Virginia
Suffolk Biogas, Inc.	Delaware
Taylor Energy Partners, L.P.	Pennsylvania
Lafayette Energy Partners, L.P.	New Jersey
Biomass New Jersey L.L.C.	New Jersey
Brown County Energy Associates, LLC	Delaware
Barre Energy Partners, L.P.	Delaware
Burlington Energy, Inc.	Vermont
Cape May Energy Associates, L.P.	Delaware
Dunbarton Energy Partners, LP	New Hampshire
Garland Energy Development, LLC	Delaware
Oceanside Energy, Inc.	New York
Onondaga Energy Partners, L.P.	New York

Oyster Bay Energy Partners, L.P.	New York
Resources Generating Systems, Inc.	New York
Hoffman Road Energy Partners, LLC	Delaware
Illinois Electrical Generation Partners, L.P.	Delaware
Avon Energy Partners, L.L.C.	Illinois
Devonshire Power Partners, L.L.C.	Illinois
Riverside Resource Recovery, L.L.C.	Illinois
Zapco Illinois Energy, Inc.	Delaware
Illinois Electrical Generation Partners II L.P.	Delaware
BMC Energy, LLC	Delaware
Brookhaven Energy Partners, LLC	New York
Countryside Genco, L.L.C.	Delaware
Morris Genco, L.L.C.	Delaware
Brickyard Energy Partners, LLC	Delaware
Dixon/Lee Energy Partners, LLC	Delaware
Roxanna Resource Recovery L.L.C.	Illinois
Streator Energy Partners, LLC	Delaware
Upper Rock Energy Partners, LLC	Delaware
Smithtown Energy Partners, L.P.	New York
Springfield Energy Associates LP	Vermont
Suffolk Transmission Partner, L.P.	Delaware
Tucson Energy Partners, L.P.	Delaware
ZFC Royalty Partners	Connecticut
Zapco Broome Naticoke Corp.	New York
Zapco Development Corporation	Delaware
Zapco Energy Tactics Corporation	Delaware
Zapco Readville Cogeneration, Inc.	Delaware
ZMG, Inc.	Delaware
Master Gasco, L.P.	Delaware
Avon Landfill Gas Associates L.P.	Delaware
Biomass Energy Partners II L.P.	Connecticut
Biomass Energy Partners V L.P.	Delaware
Broome Landfill Gas Associates L.P.	New York
Brickyard Landfill Gas Associates L.P.	Delaware
Cape May Landfill Gas Associates L.P.	Delaware
Devonshire Landfill Gas Associates L.P.	Delaware
Garland Landfill Gas Associates L.P.	Delaware
Riverside Landfill Gas Associates L.P.	Delaware
Streator Landfill Gas Associates LP	Delaware
Suffolk Landfill Gas Partners L.P.	Virginia
Tuscon Landfill Gas Associates LP	Delaware
Upper Rock Landfill Gas Associates LP	Delaware
Cinergy GASCO Solutions, LLC	Delaware
Countryside Landfill Gasco., L.L.C.	Delaware
Morris Gasco, L.L.C.	Delaware
Brown County Landfill Gas Associates, L.P.	Delaware
Cinergy Solutions of Boca Raton, LLC	Delaware
Cinergy Solutions Operating Services of Lansing, LLC	Delaware
Cinergy Solutions Operating Services of Shreveport, LLC	Delaware
Cinergy Solutions Operating Services of Oklahoma, LLC	Delaware
Cinergy Solutions of Philadelphia, LLC	Delaware
Cinergy Solutions Partners, LLC	Delaware
CST Limited, LLC	Delaware
CST General, LLC	Texas
CST Green Power, L.P.	Delaware
Green Power Holdings, LLC	Delaware
Green Power G.P., LLC	Texas

Green Power Limited, LLC	Delaware
South Houston Green Power, L.P.	Delaware
CSGP of Southeast Texas, LLC	Delaware
CSGP Limited, LLC	Delaware
CSGP General, LLC	Texas
CSGP Services, L.P.	Delaware
Lansing Grand River Utilities, LLC	Delaware
Oklahoma Arcadian Utilities, LLC	Delaware
Shreveport Red River Utilities, LLC	Delaware
Cinergy Solutions of Tuscola, Inc.	Delaware
Delta Township Utilities, LLC	Delaware
Energy Equipment Leasing LLC	Delaware
Trigen-Cinergy Solutions LLC	Delaware
Trigen-Cinergy Solutions of Ashtabula LLC	Delaware
Trigen-Cinergy Solutions of Baltimore LLC	Delaware
Trigen-Cinergy Solutions of Boca Raton, LLC	Delaware
Trigen-Cinergy Solutions of Cincinnati LLC	Ohio
Trigen-Cinergy Solutions of College Park, LLC	Delaware
Trigen-Cinergy Solutions of Lansing LLC	Delaware
Trigen/Cinergy - USFOS of Lansing LLC	Delaware
Trigen-Cinergy Solutions of Orlando LLC	Delaware
Trigen-Cinergy Solutions of Owings Mills LLC	Delaware
Trigen-Cinergy Solutions of Owings Mills Energy Equipment Leasing, LLC	Delaware
Trigen-Cinergy Solutions of Rochester LLC	Delaware
Trigen-Cinergy Solutions of Silver Grove LLC	Delaware
Trigen-Cinergy Solutions of San Diego LLC	Delaware
Trigen-Cinergy Solutions of the Southeast LLC	Delaware
Trigen-Cinergy Solutions of St. Paul LLC	Delaware
Environmental Wood Supply, LLC	Minnesota
St. Paul Cogeneration LLC	Minnesota
Trigen-Cinergy Solutions of Tuscola, LLC	Delaware
Cinergy Supply Network, Inc.	Delaware
Reliant Services, LLC	Indiana
MP Acquisitions Corp., Inc.	Indiana
Miller Pipeline Corporation	Indiana
Fiber Link, LLC	Indiana
Cinergy Technology, Inc.	Indiana

Cinergy Global Resources, Inc.	Delaware
Cinergy Global Power, Inc.	Delaware
CGP Global Greece Holdings, SA	Greece
Attiki Denmark ApS	Denmark
Attiki Gas Supply Company SA	Greece
Cinergy Global Chandler Holding, Inc.	Delaware
Cinergy Global Chandler I, Inc.	Delaware
Chandler Wind Partners, LLC	Delaware
Cinergy Global Ely, Inc.	Delaware
EPR Ely Power Limited	England
EPR Ely Limited	England
Ely Power Limited	England
Anglian Straw Limited	England
Anglian Ash Limited	England
Cinergy Global Foote Creek, Inc.	Delaware
Foote Creek III, LLC	Delaware
Cinergy Global Foote Creek II, Inc.	Delaware
Foote Creek II, LLC	Delaware
Cinergy Global Foote Creek IV, Inc.	Delaware

Foote Creek IV, LLC	Delaware
Cinergy Global Peetz Table I, Inc.	Delaware
Ridge Crest Wind Partners, LLC	Delaware
Cinergy Global Power Services Limited	England
Cinergy Global Power (UK) Limited	England
Cinergy Global Trading Limited	England
Commercial Electricity Supplies Limited	England
Cinergy Renewable Trading Limited	England
UK Electric Power Limited	England
Cinergy Global Power Iberia, S.A.	Spain
Cinergy Global San Gorgonio, Inc.	Delaware
Cinergy Global Holdings, Inc.	Delaware
Cinergy Holdings B.V.	The Netherlands
Cinergy Zambia B.V.	The Netherlands
Copperbelt Energy Corporation PLC	Republic of Zambia
Cinergy Turbines B.V.	The Netherlands
Cinergy Hydro B.V.	The Netherlands
Cinergy 1 B.V.	The Netherlands
Cinergy Global Resources 1 B.V.	The Netherlands
Moravske Teplarny a.s.	Czech Republic
Cinergy Global Polska Sp. Z.o.o.	Poland
Cinergy Global Resources 1 Sp. Z.o.o.	Poland
Cinergy Global Resources a.s.	Czech Republic
Cinergetika U/L a.s.	Czech Republic
Energy Customer Services, s.r.o.	Czech Republic
Cinergy 2 B.V.	The Netherlands
Baghabari I B.V.	The Netherlands
Baghabari Power Company Limited	Bangladesh
Baghabari II B.V.	The Netherlands
Baghabari Power Company Limited	Bangladesh
Cinergy South Africa Investments 1 B.V.	The Netherlands
Egoli Gas (Proprietary) Limited	South Africa
Cinergy Global 4 B.V.	The Netherlands
Cinergy Global 5 B.V.	The Netherlands
Cinergy Global (Cayman) Holdings, Inc.	Cayman Islands
Cinergy Global Hydrocarbons Pakistan	Cayman Islands
Cinergy Global Tsavo Power	Cayman Islands
IPS-Cinergy Power Limited	Kenya
Tsavo Power Company Limited	Kenya
Cinergy MPI V, Inc.	Cayman Islands
Cinergy Global One, Inc.	Delaware
CZECHPOL ENERGY spol, s.r.o.	Czech Republic
Moravia Energo	Czech Republic
eVent Resources Overseas I, LLC	Delaware
Midlands Hydrocarbons (Bangladesh) Limited	England
Powermid No. 1	England
Cinergy Global Power Africa (Proprietary) Limited	South Africa
Cinergy UK, Inc.	Delaware

CinTec LLC	Delaware
CinTec I LLC	Delaware
eVent Resources I LLC	Delaware
eVent Resources Holdings LLC	Delaware
LASCOM S.A.	France

Cinergy Technologies, Inc.	Delaware
Cinergy Ventures, LLC	Delaware

CES International	Delaware
Izoic Incorporated	Delaware
Kreiss Johnson Technologies, Inc.	California
Pentech Solutions, Inc.	Delaware
Cinergy Ventures II, LLC	Delaware
Cinergy e-Supply Network, LLC	Delaware
Cinergy One, Inc.	Delaware
Cinergy Two, Inc.	Delaware

Cinergy Wholesale Energy, Inc.	Ohio
Cinergy Power Generation Services, LLC	Delaware
Cinergy Origination & Trade, LLC	Delaware

Cinergy Receivables Company LLC	Delaware

Cinergy Foundation, Inc.	Indiana